                                                                      EXHIBIT 21

                     SPS TECHNOLOGIES, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT

At December 31, 2001, the Company or one of its wholly-owned subsidiaries had, among others, the following subsidiaries:

     AAA Aircraft Supply, LLC
      (a Delaware limited liability company)                        88.75% partnership interest

     The Arnold Engineering Co.
     (an Illinois corporation)                                              100% stock interest

     Avibank Mfg., Inc.
     (a Delaware corporation)                                               100% stock interest

     Cannon-Muskegon Corporation
     (a Michigan corporation)                                               100% stock interest

     Flexmag Industries, Inc.
     (an Ohio corporation)                                                  100% stock interest

     Greenville Metals, Inc.
     (a Pennsylvania corporation)                                           100% stock interest

     Greer Stop Nut, Inc.
     (a Tennessee corporation)                                              100% stock interest

     Hi-Life ULMA Srl
     (an Italian corporation)                                               100% stock interest

     Howell Penncraft, Inc.
     (a Delaware corporation)                                               100% stock interest

     Jade Magnetics Limited
     (a British Virgin Islands joint venture)                                60% stock interest

     Magnetic Technologies Corporation
     (a Delaware corporation)                                               100% stock interest

     Mecair Aerospace Industries, Inc.
     (a Canadian corporation)                                               100% stock interest

     M. Argueso & Co., Inc.
     (a Delaware corporation)                                               100% stock interest


     Metalac S.A. Industria e Comercio                                     99.4% stock interest
     (a Brazilian corporation)                                (99.6 % voting, 99.1% non-voting)

     Mohawk Europa, Ltd.
     (an Irish corporation)                                                 100% stock interest

     National-Arnold Magnetics Company
     (a California partnership)                                       100% partnership interest

     NSS Technologies, Inc.
     (a Michigan corporation)                                               100% stock interest

     Non-Ferrous Bolt & Mfg. Co.
     (a Nevada corporation)                                                 100% stock interest

     SPS Aerostructures Limited
     (a United Kingdom corporation)                                         100% stock interest

     SPS DACAR
     (a French corporation)                                                 100% stock interest

     SPS International Investment Company
     (a Delaware corporation)                                               100% stock interest

     S.P.S. International Limited
     (an Irish corporation)                                                 100% stock interest

     SPS Technologies Limited
     (a United Kingdom corporation)                                         100% stock interest

     SPS Technologies Waterford Company
     (a Michigan corporation)                                               100% stock interest

     SPS/Unbrako K.K.
     (a Japanese corporation)                                               100% stock interest

     Standco Canada, Ltd.
     (a Canadian corporation)                                               100% stock interest

     Swift Levick Magnets, Ltd.
     (a United Kingdom corporation)                                         100% stock interest

     Unbrako Mexicana, S.A. de C.V.
     (a Mexican corporation)                                                100% stock interest

     Unbrako Pty. Limited
     (an Australian corporation)                                            100% stock interest


The Company files consolidated financial statements which include the above subsidiaries, as well as subsidiaries which have been omitted from the above list; all such omitted subsidiaries considered in the aggregate as a single subsidiary do not constitute a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Exchange Act, as amended.